UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 7, 2017

EDWARDS LIFESCIENCES CORPORATION

(Exact Name of the Registrant as Specified in Charter)

Delaware	1-15525	36-4316614
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Edwards Way, Irvine, California	92614
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 250-2500

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 7, 2017, Edwards Lifesciences Corporation, a Delaware corporation (the “Company”), filed with the Securities and Exchange Commission a prospectus supplement (the “Prospectus Supplement”) to the prospectus dated August 29, 2016, which was included in the Company’s automatic shelf registration statement on Form S-3 (No. 333-213358). The Prospectus Supplement relates to the resale from time to time of up to 2,804,948 shares of the Company’s common stock, $1.00 par value per share, by the stockholders named therein.

In connection with the filing of the Prospectus Supplement, the Company is filing an opinion of its counsel, O’Melveny & Myers LLP, regarding the legality of the common stock being registered, which opinion is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

5.1	Opinion of O’Melveny & Myers LLP.

23.1	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDWARDS LIFESCIENCES CORPORATION

Date: February 7, 2017	By:	/s/ Scott B. Ullem
	Name:	Scott B. Ullem
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

5.1	Opinion of O’Melveny & Myers LLP

23.1	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1 hereto)